EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

among

MOREQUITY, INC.,

as a Seller,

AMERICAN GENERAL FINANCIAL SERVICES OF ARKANSAS, INC.,

as a Seller,

AMERICAN GENERAL HOME EQUITY, INC.,

as a Seller,

AMERICAN GENERAL FINANCE CORPORATION,

as Secondary Repurchaser pursuant to Sections 5, 6.03(a) and 23

and

SIXTH STREET FUNDING LLC,

as Purchaser

Dated January 31, 2010

Fixed Rate Mortgage Loans

TABLE OF CONTENTS

Page

SECTION 1.  Definitions.

1

Section 1.01.  Definitions.

1

SECTION 2.  Purchase and Conveyance.

3

SECTION 3.  Mortgage Loan Schedule.

3

SECTION 4.  Purchase Price.

3

SECTION 5.  Examination of Mortgage Files.

3

SECTION 6.  Representations, Warranties and Covenants; Remedies for Breach.

4

Section 6.01.  Representations and Warranties Regarding Individual Mortgage Loans.

4

Section 6.02.  Seller Representations.

4

Section 6.03.  Remedies for Breach of Representations and Warranties.

14

SECTION 7.  Costs.

17

SECTION 8.  Notices.

17

SECTION 9.  Severability Clause.

18

SECTION 10.  No Partnership.

18

SECTION 11.  Counterparts.

18

SECTION 12.  Governing Law.

18

SECTION 13.  Intention of the Parties.

18

SECTION 14.  Waivers.

19

SECTION 15.  Exhibits.

19

SECTION 16.  General Interpretive Principles.

19

SECTION 17.  Reproduction of Documents.

20

SECTION 18.  Amendment.

20

SECTION 19.  Confidentiality.

20

SECTION 20.  Entire Agreement.

20

-i-

SECTION 21.  Further Agreements.

21

SECTION 22.  Trustee Assignee.

21

EXHIBITS

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

EXHIBIT 2

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 3

MORTGAGE LOAN DOCUMENTS

EXHIBIT 4

UNDERWRITING GUIDELINES

-ii-

MORTGAGE LOAN PURCHASE AGREEMENT

THIS MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated January 31, 2010, is hereby executed by and among Sixth Street Funding LLC, a Delaware limited liability company, as purchaser (the “Purchaser”), MorEquity, Inc., a Nevada corporation (“MorEquity”), American General Financial Services of Arkansas, Inc., a Delaware corporation (“AGFS”), and American General Home Equity, Inc., a Delaware corporation (“AGHE”), each in its respective capacity as a seller (each, a “Seller,” and collectively, the “Sellers”), and American General Finance Corporation, an Indiana corporation (the “Secondary Repurchaser” or “American General”).

W I T N E S S E T H

WHEREAS, each Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from each Seller, certain fully-amortizing and interest only, fixed rate, one- to four-family, first-lien mortgage loans (the “Mortgage Loans”), as described herein, and which shall be delivered as whole loans as provided herein;

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on, or first priority security interest in, a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule which is annexed hereto as Exhibit 1;

WHEREAS, the Purchaser and the Sellers wish to prescribe the manner of the sale and transfer of the Mortgage Loans; and

WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated January 31, 2010 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, MorEquity, Inc., as servicer, Green Tree Servicing LLC, as designated successor servicer, Wells Fargo Bank, N.A., as master servicer, custodian and securities administrator, and U.S. Bank National Association, as trustee (the “Trustee”), the Purchaser will convey the Mortgage Loans to American General Mortgage Loan Trust 2010-1 (the “Trust”).

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Sellers and the Secondary Repurchaser agree as follows:

SECTION 1.

DEFINITIONS.

Section 1.01.

Definitions.

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.  Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Agreement:  This Mortgage Loan Purchase Agreement including all exhibits, schedules, amendments and supplements hereto.

ALTA:  The American Land Title Association or any successor in interest thereto.

Closing Date:  March 30, 2010.

Credit Score:  The credit score for each Mortgage Loan shall be a credit bureau score obtained at origination or such other time by the applicable Seller.

Cut-off Date:  The close of business on January 31, 2010.

High Cost Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “threshold,” “covered,” “high risk home” or “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

Mortgage File:  The items listed in Exhibit 2 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan:  Each mortgage loan identified on the Mortgage Loan Schedule, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, REO Proceeds, Insurance Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Documents:  With respect to any Mortgage Loan, the documents listed in Exhibit 3 hereto.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of a Seller, reasonably acceptable to the Purchaser.

Primary Mortgage Insurance Policy or PMI Policy:  A policy of primary mortgage guaranty insurance issued by an insurer.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Sellers pursuant to this Agreement in exchange for the Mortgage Loans as set forth in Section 4 hereto.

Reimbursement Amount: As defined in Section 6.03.

Specified Bankruptcy Opinion Provisions: Means the provisions contained in the legal opinions delivered in connection with the issuance of the Certificates or, if applicable, amendments to the Pooling and Servicing Agreement, Mortgage Loan Purchase Agreement or other related documents, in each case relating to the non-substantive consolidation of the Purchaser with any of American General, MorEquity, AGFS or AGHE.

Underwriting Guidelines:  The underwriting guidelines applicable to the Mortgage Loans attached as Exhibit 4 hereto.

SECTION 2.

PURCHASE AND CONVEYANCE.

Each Seller, in exchange for the receipt of its portion of the Purchase Price from the Purchaser on the Closing Date, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans sold by it on the Closing Date, including the servicing rights, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive:  (a) the Mortgage Loan identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement, including the related Cut-off Date Principal Balance, and all collections in respect of interest and principal due thereon after the Cut-off Date; and (b) the applicable Seller’s interest in any insurance policies in respect of the Mortgage Loans.

SECTION 3.

MORTGAGE LOAN SCHEDULE.

The Sellers shall deliver the Mortgage Loan Schedule to the Purchaser on the Closing Date.

SECTION 4.

PURCHASE PRICE.

The aggregate Purchase Price for the Mortgage Loans shall be as follows:

Seller	Immediately Available Funds	Intercompany Note
MorEquity, Inc.	$488,000,000.00	$336,098,555.41
American General Home Equity, Inc.	$8,199,681.33	N/A
American General Financial Services of Arkansas, Inc.	$9,408,637.38.	N/A
Total:	$505,608,318.71	$336,098,555.41

Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price to the Sellers by 4:00 p.m. New York time on the Closing Date.  The portion of the Purchase Price payable in immediately available funds shall be made by wire transfer of immediately available funds to the account or accounts designated by each Seller.

SECTION 5.

EXAMINATION OF MORTGAGE FILES; REMEDIES.

In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Sellers shall, prior to the Closing Date, make the Mortgage Files available to the Purchaser for examination and the Purchaser shall have the right to conduct property inspections and obtain appraisal recertifications, drive-by appraisals and/or brokers price opinions.  Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement.  The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s or any of its successors’ rights to demand repurchase or other relief or remedy provided for in this Agreement.

Upon receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File which defect or missing document prevents or materially delays the Trust from (A) realizing against the related Mortgaged Property through foreclosure or similar loss mitigation activity or (B) processing any title claim under the related title insurance policy, the applicable Seller shall have 60 days to cure such defect or deliver such missing document to the Purchaser (or its designee or assignee).  If the applicable Seller does not cure such defect or deliver such missing document within such time period, such Seller shall repurchase such Mortgage Loan in accordance with Section 2.03 of the Pooling and Servicing Agreement.  Each Seller hereby agrees to be bound by the provisions set forth in Section 2.03 of the Pooling and Servicing Agreement relating to its obligation to repurchase such Mortgage Loan and such provisions shall be deemed to be incorporated herein by reference.  To the extent a Seller fails to repurchase any such Mortgage Loan on the Repurchase Date relating to such Mortgage Loan, the Secondary Repurchaser shall repurchase such Mortgage Loan within 25 days of the applicable Repurchase Date pursuant to the same terms and conditions set forth in above.  Notwithstanding the foregoing, in no event shall the applicable Seller or the Secondary Repurchaser be required to repurchase any Disputed Mortgage Loan unless the Secondary Repurchaser is the Losing Party with respect to such Disputed Mortgage Loan, in which case such Secondary Repurchaser shall be required to repurchase such Disputed Mortgage Loan in accordance with Section 2.03 of the Pooling and Servicing Agreement.

Notwithstanding anything to the contrary herein, it is understood and agreed that the obligations of the Sellers and the Secondary Repurchaser expressly set forth in this Section 5 and Section 6.04 to cure such defects or deliver such missing documents, repurchase such Mortgage Loans or comply with any Arbitration Review constitute the sole remedies available to the Purchaser in respect of defects or missing documentation with respect to the Mortgage Files.

SECTION 6.

REPRESENTATIONS, WARRANTIES AND COVENANTS; REMEDIES FOR BREACH.

Section 6.01.

Representations and Warranties Regarding Individual Mortgage Loans.

Each Seller hereby represents and warrants, severally and not jointly, to the Purchaser as of the date hereof and on the Closing Date with respect to each Mortgage Loan sold by it and listed on the Mortgage Loan Schedule:

1.

The information and descriptions concerning the Mortgage Loan contained in the Mortgage Loan Schedule and the Offering Circular is true and correct in all material respects as of the date or dates respecting which such information is given. No FICO score listed on the Mortgage Loan Schedule was more than 120 days old as of the Closing Date. Except with respect to 367 Mortgage Loans listed on the Mortgage Loan Schedule, no property valuation used to calculate the Cut-off Date loan-to-value ratio set forth in the Mortgage Loan Schedule with respect to any Mortgage Loan was more than 120 days old as of the Closing Date. The information set forth on the Mortgage Loan Schedule and the information that was provided to Moody’s in each case is consistent with the contents of the originator’s records and the underlying Mortgage Files.  The Mortgage Loan Schedule contains all the fields requested by Moody’s.  When determining the occupancy status reflected on the Mortgage Loan Schedule, the Sellers have given due consideration to factors, including but not limited to any difference between the mailing address active in the servicing system and the subject property address, in order to evaluate the occupancy status of the property as originally represented by the Mortgagor.

2.

The Seller is the sole owner and holder of the Mortgage Loan and the Mortgage Loan is not assigned or pledged to any other Person.  The Seller has good, indefeasible, and marketable title to the Mortgage Loan and has full right to transfer, sell, and assign the Mortgage Loan to the Purchaser.  The sale of the Mortgage Loan (x) from the prior owner of such Mortgage Loan to the Seller and (y) from the Seller to the Purchaser in each case was in exchange for fair equivalent value, and such prior owner or Seller, as applicable, was solvent both prior to and after the transfer of such Mortgage Loan and had sufficient capital to pay and was able to pay its debts as they would generally mature.  Following the sale of the Mortgage Loan to the Purchaser, the Purchaser will hold such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim (including, but not limited to, any preference or fraudulent transfer claim), or security interest except any such interest created pursuant to or in accordance with the terms hereof.

3.

The Mortgage Note (and, if applicable, any lost note affidavit) and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof; each is free from all claims, defenses, rights of rescission, any discount, allowance, set-off, counterclaim, bankruptcy or other defenses or contingent liability which could adversely affect the collectability of any Mortgage Loan; and each is enforceable in all respects in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

4.

The Mortgage Loan is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance issued by a title insurer insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The assignment of such mortgage title insurance policy does not require any consent of or notification to the insurer which has not been obtained or given, as applicable. No claims have been made under such title insurance policy, and neither the obligor under such title insurance policy nor the Servicer has done, by act or omission, anything that would impair coverage of such title insurance policy.

5.

The Mortgage Loan and each other agreement executed by a Mortgagor or other obligor in connection with the Mortgage Loan is genuine, has been duly and properly executed, and is the legal, valid, and binding obligation of the executor thereof and is enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).  All parties to each Mortgage Loan and any such other agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the applicable Mortgage Loan or such other agreement, as applicable.

6.

Any and all requirements of any applicable federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity, fair housing and disclosure laws or unfair and deceptive practices laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loan including, without limitation, any provisions relating to prepayment penalties, have been complied with in all material respects and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

7.

Except as indicated in the related Mortgage Loan Schedule or Mortgage File, there is no material agreement or arrangement as to any Mortgage Loans with any Mortgagor regarding any variation of Monthly Payments, finance charges, schedules of payment, or other charges due under any Mortgage Loan, and no Mortgagor has been released from its liability or obligations under any Mortgage Loan, in whole or in part, and no Mortgaged Property has been released from any Mortgage Loan; none of the terms of any of the Mortgage Loans have been otherwise impaired, amended, altered or modified in any way, except as reflected by a writing signed by the Mortgagor in the Mortgage File

8.

Other than with respect to any payment deferrals, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered, or modified in any material respect, except by a written instrument that, if required by applicable law, has been recorded or is in the process of being recorded. The terms of any waiver, alteration, or modification of the Mortgage Loan are reflected in the Mortgage Loan Schedule. There is no default, breach, violation, event of acceleration or other event existing under the Mortgage Note and the Mortgage that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation, or event of acceleration.  No foreclosure action is currently being threatened or has begun with respect to the Mortgage Loan.

9.

No Mortgage Loan has been satisfied, cancelled, subordinated or rescinded in whole or in part.

10.

The proceeds of each Mortgage Loan have been fully disbursed to or for the account of the related Mortgagor, and there is no requirement for future advances thereunder.  All conditions precedent to the disbursement of escrow funds relating to the completion of improvements have been satisfied.

11.

Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate to realize the benefits of the security against the Mortgaged Property. Upon the foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property.  There is no homestead or other exemption available to a Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgage.

12.

Each Mortgage Loan is secured by a first lien in the Mortgaged Property which is free and clear of all prior encumbrances,  evidenced by a Mortgage which has been duly executed by the Mortgagor and, if so required by the Pooling and Servicing Agreement, properly acknowledged and filed or recorded in the appropriate office for public recordation or otherwise perfected in accordance with applicable law, all applicable fees relating to such Mortgage Loan have been paid; provided, that and such first lien may be subject to (1) the following permitted encumbrances (“Permitted Encumbrances”): (A) rights arising under the Pooling and Servicing Agreement, (B) liens for real estate taxes and special assessments not yet due and payable, (C) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the Mortgage, such exceptions appearing of record being reasonably acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the Mortgage Loan and (D) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with (x) the benefits of the security intended to be provided by the Mortgage, (y) the use, enjoyment, value or marketability of the related Mortgaged Property; or (z) the full right and authority to assign and transfer each Mortgage Loan, including the servicing rights relating thereto, and (2) other exceptions that are customarily acceptable to lending institutions generally and do not affect the value or marketability of the Mortgaged Property or otherwise materially impair the Mortgage Loan.

i.

The related Mortgage is a valid, subsisting, enforceable, and perfected first lien on all of the Mortgaged Property, subject only to Permitted Encumbrances, if any, as described above.

ii.

The related original Mortgage has been recorded in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Purchaser.

iii.

The related Mortgaged Property was not, at the time of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt, or other security instrument creating a lien senior to the lien of the Mortgage, and there are no mechanics' or similar liens or claims affecting the Mortgaged Property that have been filed for work, labor, or material (and no rights are outstanding that, under applicable law, could give rise to such liens) that are or may be liens prior to, or equal to or coordinate with, the lien of the Mortgage.

13.

The servicing and collection practices used by the Servicer with respect to the Mortgage Loans have been in all respects legal, proper, prudent and customary in the mortgage servicing business. The servicing and collection procedures of the Servicer used with respect to each Mortgage Loan have complied in all material respects with the servicing standard to be set forth in the Pooling and Servicing Agreement.  All related escrow accounts are being maintained in accordance with applicable federal and state laws and in accordance with any and all servicing agreements applicable thereto and the terms of the Mortgages related thereto, as will be reflected in the Pooling and Servicing Agreement.  While the Mortgage Loan has been serviced by the Servicer, it has been serviced in accordance with the terms of the Mortgage Note (as modified) or any applicable forbearance plan or bankruptcy plan.

i.

The Mortgaged Property is insured by an insurer against loss by fire and such hazards as are covered under a standard extended coverage endorsement and the amount of such coverage is not less than (a) the lesser of (x) 100% of the insurable value of the Mortgaged Property and (y) the outstanding principal balance of the Mortgage Loan or (b) the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis.

ii.

If the Mortgage Property is a condominium unit, it is included under the coverage afforded by a blanket policy.

iii.

If any portion of the related Mortgaged Property is in an area identified by any governmental authority as having special flood hazards, the Mortgaged Property is insured by a flood insurance policy that meets the current guidelines of the Federal Insurance Administration and the amount of such coverage is not less than the Flood Insurance Coverage.  Each such insurance policy (a) is a valid binding obligation of the issuing insurer, (b) is in full force and effect, (c) contains a standard mortgagee clause naming the Seller, its successors, and its assigns as mortgagee, and (d) may not be reduced, terminated, or canceled without prior written notice to the mortgagee and no such notice to reduce, terminate, or cancel has been received by any obligated party.

iv.

The related Mortgage obligates the Mortgagor to maintain all such insurance policies, and if the Mortgagor fails to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement from the Mortgagor.

v.

No Mortgagor, other obligated party with respect to the applicable Mortgage Loan, or any other Person, has engaged in any act or omission that would impair the coverage of any such insurance policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either, including, without limitation, the provision or receipt of any unlawful fee, commission, kickback, or other compensation or value of any kind.

vi.

No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any such insurance polices, regardless of the cause of such failure of coverage.

14.

All taxes; governmental assessments; insurance premiums; water, sewer, and municipal charges; leasehold payments; or ground rents that previously became due and owing have been paid by the Mortgagor, or an escrow of funds from the Mortgagor has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed but is not yet due and payable.

15.

The Appraised Value has been produced with respect to the related Mortgaged Property by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan. The appraisal contained in each Mortgage File was made and signed, prior to the approval of the Mortgage Loan application, by a duly licensed or certified appraiser. The appraisal was written, in form and substance, to (i) customary Fannie Mae or Freddie Mac standards for mortgage loans of the same type as such Mortgage Loan and (ii) Uniform Standards of Professional Appraisal Practice standards, and satisfies applicable legal and regulatory requirements. To the best of the Sellers’s knowledge, each Mortgage Loan where, as indicated on the Mortgage Schedule, the value of the related Mortgaged Property was derived from an automated valuation model (an “AVM”), such AVM provided an accurate assessment of the property value. For each Mortgage Loan where the value of the related Mortgaged Property was derived from a brokers price opinion (a “BPO”), as indicated on the Mortgage Loan Schedule, the BPO was conducted by a licensed real estate broker or realtor licensed in the jurisdiction of the subject property.

16.

The related Mortgage Note is payable in monthly installments so as to result in complete amortization of the Mortgage Loan over the stated term.

i.

The Mortgage Property consists of a fee simple estate in real property.

ii.

All improvements that were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property.

iii.

As of the date the Mortgage Loan was originated, no improvements on adjoining properties encroached upon the Mortgaged Property, and no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and building law, ordinance, or regulation, and such representations are currently true and correct.

iv.

All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and with respect to the use and occupancy thereof have been made or obtained from the appropriate governmental authorities.

v.

No Obligated Party has received notice from the Mortgagor, any governmental authority, or any other Person of any noncompliance with any use or occupancy law, ordinance, regulation, standard, license, or certificate with respect to the Mortgaged Property.

17.

Each Mortgaged Property is located in the United States and consists of parcels of real property with residences thereon which, when the Mortgage Loan was originated, were one-to-four family residences, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in certain cases, by co-op shares, leases or occupancy agreements.

i.

Each Mortgaged Property is undamaged by waste, fire, hurricane, earthquake or earth movement, windstorm, flood, tornado, or other casualty adversely affecting the value of each Mortgaged Property or the use for which the premises were intended, and each Mortgaged Property is in substantially the same condition it was at the time the most recent Appraised Value was obtained or the related BPO was collected as part of any diligence performed in connection with the transactions contemplated herein.

ii.

There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property

18.

Except for expenditures made in the ordinary course of business to protect Seller’s rights in the Mortgage Loans or the Mortgaged Property, including without limitation force-placed insurance premiums and amounts capitalized in connection with modifications, no amounts have been added to the Mortgagor’s indebtedness with respect to the Mortgage Loan.

19.

Each Mortgage Loan that was originated or acquired by Seller after October 26, 2001 complies with the applicable requirements of the USA Patriot Act.

20.

The related Mortgage File contains each of the documents and instruments specified in the Mortgage Loan Purchase Agreement. The Mortgage Note, the Mortgage, the Assignment of Mortgage, and any other Mortgage Loan Documents required to be delivered under the Custodial Agreement have been delivered to the Custodian. In the event the Mortgage is a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated, is named in the Mortgage and currently so serves, and no fees or expenses are or will become payable by the Custodian or the Mortgagor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor. For each Mortgage Loan, all documents necessary to foreclose on the Mortgaged Property are included in the Mortgage Files delivered to the custodian.

21.

With respect to each Mortgage Loan whose document type on the Mortgage Loan Schedule indicates documented income, employment and/or assets, the originator of such Mortgage Loan verified the Mortgagor’s income, employment and/or assets, as applicable, in accordance with its then current underwriting guidelines and employed procedures reasonably designed to authenticate the documentation supporting such income, employment, and/or assets in accordance with its then current underwriting guidelines.

22.

Each Mortgage Loan was underwritten in conformance to the applicable originator's then current underwriting guidelines at origination or at time of acquisition, in each case subject to reasonable exceptions thereto.

23.

Each Mortgage Loan is a “qualified mortgage” for REMIC purposes, within the meaning of Sect. 860G(a)(3) of the Code.

24.

No fraud, misrepresentation, material error or omission or gross negligence has taken place with respect to the origination of any Mortgage Loan on the part of the Seller, the Mortgagor, any third party originator of any Mortgage Loan, any appraiser, any builder or developer, any party involved in the application of any insurance to the Mortgage Loan or any other party involved in the origination of the Mortgage Loan.

25.

With respect to each Mortgage Loan, the related Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.  The Servicer will not approve the assumption of any such Mortgage Loan.

26.

None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994.

27.

Each Mortgage Loan had a loan to value ratio of 100% or less as of its origination.

28.

At the time of its origination, the Mortgaged Property was in compliance with all then applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos.

29.

The Seller has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its Mortgagor credit files to Equifax, Experian or Trans Union Credit Information Company, on a monthly basis.

30.

No Mortgage Loan was 30 or more days delinquent using Office of Thrift Supervision methodology as of the Cut-off Date and no Mortgage Loan was 60 or more days delinquent using Office of Thrift Supervision methodology as of the last day of any of the 12 calendar months preceding the Closing Date, in each case other than as set forth on the Mortgage Loan Schedule.

31.

Each Prepayment Charge with respect to any Mortgage Loan has customary terms and is permissible and enforceable in accordance with its terms under applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, expiration of term or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

32.

Each of the applicable originator and the Servicer was duly licensed or approved and validly authorized under applicable law to originate, own, service, hold its interest in, or engage in other related activities, as applicable, with respect to such Mortgage Loan, or was exempt from such licensing or approval requirements.

33.

To the extent that any manufactured home is included as part of the Mortgaged Property, such manufactured home is (1) together with the related land, subject to the Mortgage, (2) deemed to be a part of the real property on which it is located pursuant to the applicable law of the jurisdiction in which it is located, and (3) treated as a single-family residence under Section 25(e)(10) of the Internal Revenue Code.

34.

There is no material litigation, proceeding or governmental investigation pending, or any order, injunction or decree outstanding, existing or relating to a Mortgage Loan or the related Mortgaged Property. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule, or regulation is at issue. The Mortgage Loan is not subject to any Defense, and the applicable Mortgagor has not asserted any Defense.

35.

To the extent the Mortgage Loan is secured by a leasehold interest:

i.

The lessor under the lease holds a fee simple interest in the land.

ii.

The Mortgagor is the owner of a valid and subsisting interest as tenant under the lease and is not in default thereunder.

iii.

The lease is in full force and effect, and is unmodified.

iv.

All rents and other charges have been paid when due.

v.

The lessor under the lease is not in default.

vi.

The execution, delivery, and performance of the Mortgage do not require the consent (other than the consents that have been obtained and are in full force and effect) under, and will not violate or cause a default under, the terms of the lease.

vii.

The lease is assignable or transferable.

viii.

The lease will not be terminated before the maturity date of the Mortgage Loan.

ix.

The lease does not provide for termination of the lease in the event of the Mortgagor’s default without written notice to the mortgagee and a reasonable opportunity to cure the default.

x.

The lease permits the mortgaging of the related Mortgaged Property.

xi.

The lease protects the mortgagee's interests in the event of a property condemnation.

36.

There is no Mortgage Loan that was originated on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia.

37.

The operation of the terms of the Mortgage Loan Documents, or the exercise of any rights thereunder, will not render the Mortgage Loan unenforceable.

38.

With respect to each Mortgage Loan, no portion of the loan proceeds has been escrowed for the purpose of making monthly payments on behalf of the Mortgagor, and no payments due and payable under the terms of the Mortgage Note and Mortgage or deed of trust, except for seller or builder concessions, have been paid by any other person (other than a guarantor) who was involved in, or benefited from, the sale of the Mortgaged Property or the origination, refinancing, sale, or servicing of the Mortgage Loan.

(i)

Each Mortgagor is a natural person

(ii)

As of the origination of the applicable Mortgage Loan, the related Mortgagor was legally permitted to reside in the United States

Section 6.02.

Seller Representations.

Each Seller hereby represents and warrants severally, and not jointly, to the Purchaser as of the date hereof and on the Closing Date as follows:

(a)

Seller is a corporation organized, validly existing and in good standing under the laws of the state of its incorporation and is duly licensed or qualified to conduct its business as currently conducted in all jurisdictions where a Mortgaged Property is located except where the failure to be so licensed or qualified would not have a material adverse effect on its business or operations;

(b)

Seller has full power and authority to execute, deliver and perform this Agreement, and to enter into and consummate all transactions contemplated herein, including authority to sell, transfer and repurchase the Mortgage Loans.  All necessary corporate, regulatory or other similar action has been taken to authorize and empower Seller and the officers or representatives acting on Seller’s behalf to execute, deliver and perform this Agreement;

(c)

Seller’s execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation of the Seller, or constitute (with or without notice or lapse of time or both) a material default under, any contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound, in each case that would materially and adversely affect the Seller’s ability to perform its obligations hereunder;

(d)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(e)

Seller has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, the Secondary Repurchaser and each other Seller, constitutes a legal, valid and binding obligation of Seller enforceable against Seller according to its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws relating to the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(f)

In the case of MorEquity, Inc. and American General Financial Services of Arkansas, Inc., Seller is a member of MERS in good standing;

(g)

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by Seller of this Agreement and the performance of its obligations hereunder other than those authorizations and approvals that have been obtained and those notices and filings that have been made, except that would not have a material adverse effect on the Seller’s abilities to perform its obligations hereunder; and

(h)

There are no actions or proceedings against, or investigations of, Seller before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or (iv) seeking any determination or ruling, in each case that would materially and adversely affect the validity or enforcement of this Agreement.

Section 6.03.

Remedies for Breach of Representations and Warranties.

(a) It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any

Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File.  Upon discovery by a Seller or the Purchaser of a breach of any such representation or warranty in respect of any Mortgage Loan which materially adversely affects the interest of the Purchaser therein, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.  If the applicable Seller does not cure such breach in all material respects within 60 days of such notice, such Seller shall repurchase such Mortgage Loan in accordance with the provisions of Section 2.03 of the Pooling and Servicing Agreement.  Each Seller hereby agrees to be bound by the provisions set forth in Section 2.03 of the Pooling and Servicing Agreement relating to its obligation to repurchase such Mortgage Loan and such provisions shall be deemed to be incorporated herein by reference.  To the extent a Seller fails to repurchase any such Mortgage Loan on the Repurchase Date relating to such Mortgage Loan, the Secondary Repurchaser shall repurchase such Mortgage Loan within 25 days of such Repurchase Date pursuant to the same terms and conditions set forth above.  Notwithstanding the foregoing, in no event shall the applicable Seller or the Secondary Repurchaser be required to repurchase any Disputed Mortgage Loan unless the Secondary Repurchaser is the Losing Party with respect to such Disputed Mortgage Loan, in which case such Secondary Repurchaser shall be required to repurchase such Disputed Mortgage Loan in accordance with the provisions of Section 2.03 of the Pooling and Servicing Agreement.

Upon discovery by or notice to the applicable Seller that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the applicable Seller shall repurchase such Mortgage Loan on or prior to the Non-Qualified Mortgage Repurchase Date relating to such Mortgage Loan.  Any repurchase of such Mortgage Loan pursuant to the foregoing sentence shall occur in accordance with the provisions of Section 2.03 of the Pooling and Servicing Agreement.  Each Seller hereby agrees to be bound by the provisions set forth in Section 2.03 of the Pooling and Servicing Agreement relating to its obligation to repurchase such Mortgage Loan and such provisions shall be deemed to be incorporated herein by reference.  To the extent a Seller fails to repurchase such Mortgage Loan on prior to the Non-Qualified Mortgage Repurchase Date relating to such Mortgage Loan, the Secondary Repurchaser shall be required to repurchase such Mortgage Loan within 25 days of such Non-Qualified Mortgage Repurchase Date pursuant to the same terms and conditions set forth above.

In addition, if a breach of a representation set forth in Sections 6.01(6) or (13) occurs as a result of a violation of applicable predatory or abusive lending laws, the applicable Seller shall reimburse the Purchaser for all costs and damages incurred by the Purchaser and its assigns as a result of the violation of such predatory or abusive lending law (such amount, the “Reimbursement Amount”).  To the extent the applicable Seller fails to pay any such Reimbursement Amount to the Purchaser, the Secondary Repurchaser shall pay such Reimbursement Amount to the Purchaser.

Notwithstanding anything to the contrary herein, it is understood and agreed that the obligations of the Sellers and the Secondary Repurchaser expressly set forth in this Section 6.03(a) and Section 6.04 to cure in all material respects the breaches of the representations and warranties set forth in Section 6.01, repurchase Mortgage Loans, pay any Reimbursement Amount or comply with an Arbitration Review, as applicable, constitute the sole remedies available to the Purchaser in respect of a breach of the representations and warranties set forth in Section 6.01.

(b) Each Seller shall, severally and not jointly, indemnify the Purchaser and its assigns and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees (including, without limitation, legal fees incurred in connection with the enforcement of such indemnification obligation) and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion arising from or relating to, a breach of such Seller’s representations and warranties contained in Section 6.02 of this Agreement.

Notwithstanding anything to the contrary herein, it is understood and agreed that the obligations of the Sellers expressly set forth in this Section 6.03(b) to indemnify the Purchaser and its assigns constitute the sole remedies available to the Purchaser and its assigns in respect of a breach of the representations and warranties set forth in Section 6.02.

Section 6.04.

Arbitration.  In the event that any Disputed Mortgage Loan is subject to an Arbitration Review as described in Section 2.03 of the Pooling and Servicing Agreement, the Secondary Repurchaser hereby agrees to be bound by the provisions of Section 2.03 of the Pooling and Servicing Agreement relating to its obligations with respect to such Arbitration Review, and such provisions shall be deemed to be incorporated herein by reference.

Section 6.05.

Covenants of Purchaser and Sellers.

(a) The Purchaser hereby covenants and agrees that, so long as any Certificate is outstanding, it shall:

(i) not guarantee any obligation of any Person, including any of its Affiliates;

(ii) not merge or consolidate with or into any other Person;

(iii) take, or refrain from taking, as the case may be, all actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to the Purchaser and (y) comply in all material respects with those procedures described in such provisions which are applicable to the Purchaser;  and

(iv) not transfer any of the Class CE Certificates or Class R Certificates to any of its Affiliates unless, in connection with such transfer, it provides to the Trustee an Opinion of Counsel relating to the non-substantive consolidation of such Affiliate with each of the Secondary Repurchaser, MorEquity, AGFS and AGHE

(b) Each Seller hereby covenants and agrees to forward promptly to the Servicer a copy of each legal notice it receives with respect to any Mortgage Loan.

SECTION 7.

COSTS.

The Sellers shall pay any commissions due its salesmen and financial advisors and the legal fees and expenses of its attorneys.  All other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Sellers to the Purchaser, including without limitation the Purchaser’s attorneys’ fees, shall be paid by the Purchaser.

SECTION 8.

NOTICES.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)

if to the Purchaser:

Sixth Street Funding LLC
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

(b)

if to MorEquity, Inc.:

MorEquity, Inc.
7116 Eaglecrest Boulevard
Evansville, Indiana  47715
Attention: Treasurer

(c)

if to American General Financial Services of Arkansas, Inc.:

American General Financial Services of Arkansas, Inc.
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

(d)

if to American General Home Equity, Inc.:

American General Home Equity, Inc.
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

(e)

if to American General Finance Corporation:

American General Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 9.

SEVERABILITY CLAUSE.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 10.

NO PARTNERSHIP.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

SECTION 11.

COUNTERPARTS.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 12.

GOVERNING LAW.

EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

SECTION 13.

INTENTION OF THE PARTIES.

It is the intention of the parties that the Purchaser is purchasing, and the Sellers are selling, the Mortgage Loans and not a debt instrument of the Sellers or another security.  Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Sellers, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and each Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

The parties hereto intend that the transfer by each Seller to the Purchaser of the Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans by such Seller to the Purchaser. It is not intended that such transfer be deemed to be the grant of a security interest in the Mortgage Loans by any Seller to the Purchaser to secure a debt or other obligation of any Seller. However, in the event that the Mortgage Loans are held to be property of any Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (a) this Agreement shall constitute a security agreement; and (b) the transfers provided for in this Agreement shall be deemed to be a grant by each Seller to the Purchaser of, and each Seller hereby grants to the Purchaser, to secure all of such Seller’s obligations hereunder, a security interest in all of such Seller’s right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Mortgage Loans and all proceeds thereof.

SECTION 14.

WAIVERS.

No term or provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced.

SECTION 15.

EXHIBITS.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 16.

GENERAL INTERPRETIVE PRINCIPLES.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States;

(c)

references herein to “Articles,” “Sections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Section without further reference to a Section is a reference to such Section as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 17.

REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 18.

AMENDMENT.

This Agreement may be amended or modified from time to time by the Purchaser and the Sellers by written agreement signed by the parties hereto.  The Purchaser shall give Moody’s written notice (at the address set forth in the Pooling and Servicing Agreement) of any such amendment at least five Business Days prior to the effectiveness thereof.

SECTION 19.

CONFIDENTIALITY.

Each of the Purchaser, the Secondary Repurchaser and the Sellers shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required or advisable in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such Person’s duties for such party, to the extent such party has procedures in effect to inform such Person of the confidential nature thereof; (c)  disclosed in an offering memorandum relating to a securitization of the Mortgage Loans by the Purchaser or to any or other Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

SECTION 20.

ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

SECTION 21.

FURTHER AGREEMENTS.

Each of the Sellers, the Secondary Repurchaser and the Purchaser agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 22.

TRUSTEE ASSIGNEE.

Each Seller and the Secondary Repurchaser acknowledge the assignment of the Purchaser’s rights hereunder to the Trustee on behalf of the Trust and that the representations, warranties and agreements made by the Sellers and the Secondary Repurchaser in this Agreement may be enforced by the Trustee, on behalf of the Trust, against the Sellers and the Secondary Repurchaser.

SECTION 23.

NO PROCEEDINGS.

Notwithstanding any prior termination of this Agreement, none of the Sellers or the Secondary Repurchaser shall, prior to the date which is one year and one day after the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause any Person to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser.

IN WITNESS WHEREOF, the Purchaser, the Secondary Repurchaser and the Sellers have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

SIXTH STREET FUNDING LLC,
as Purchaser

By:

/s/  Kevin J. Small_______

Name:  Kevin J. Small

Title:  President

MOREQUITY, INC.,
as a Seller

By:

/s/  Kevin J. Small

Name:  Kevin J. Small

Title:  President

AMERICAN GENERAL FINANCIAL SERVICES OF ARKANSAS, INC.,
as a Seller

By:

/s/  Kevin J. Small

Name:  Kevin J. Small

Title:  Senior Vice President

AMERICAN GENERAL HOME EQUITY, INC.,
as a Seller

By:

/s/  Kevin J. Small

Name:  Kevin J. Small

Title:  Senior Vice President

Solely for purposes of Sections 5, 6.03(a), 6.04 and 23 of this Agreement:

AMERICAN GENERAL FINANCE CORPORATION,
as Secondary Repurchaser

By:

/s/  Kevin J. Small

Name:  Kevin J. Small

Title:  Senior Vice President

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

[See the Excel spreadsheet on this CD-ROM]

Ex. 1-1

EXHIBIT 2

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be delivered to the Purchaser:

(a)

Copies of the Mortgage Loan Documents.

(b)

the truth in lending statement;

(c)

the notice of right to cancel;

(d)

any subordination agreement;

(e)

the appraisal;

(f)

the flood certificate;

(g)

the settlement statement;

(h)

the good faith estimate;

(i)

any partial release;

(j)

any ACH enrollment;

(k)

any death certificate;

(l)

any name or address change requests;

(m)

the SCRA documentation;

(n)

the recorded deeds (warranty, quit claim, grant).

Ex. 2-1

EXHIBIT 3

MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

(a)

an original mortgage note or, with respect to any lost mortgage note, an original lost note affidavit together with a copy of the related mortgage note, and any riders, addendums or allonges;

(b)

a mortgage or deed of trust with evidence of recording thereon, and the original recorded power of attorney, if the mortgage or deed of trust was executed pursuant to a power of attorney, with evidence of recording thereon or, if such mortgage, deed of trust or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such mortgage, deed of trust or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

(c)

the assignment of mortgage and any intervening assignments;

(d)

an original or a certified copy of the lender’s title insurance policy; and

(e)

originals or copies of any assumption, modification, consolidation or extension agreements.

Ex. 3-1

EXHIBIT 4

UNDERWRITING GUIDELINES

Ex. 4-1